Class A: GGOAX Class B: GGOBX Class C: GGOCX Institutional: GGOIX Service: GGOSX Class IR: GGOTX Class R: GGORX
Before you invest, you may want to review the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated December 29, 2010, as amended to date are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 50 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page 117 of the Fund’s SAI.
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.0%	1.0%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses	0.22%	0.22%	0.22%	0.07%	0.57%	0.22%	0.22%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.22%	0.22%	0.22%	0.07%	0.07%	0.22%	0.22%

Total Annual Fund Operating Expenses	1.44%	2.19%	2.19%	1.04%	1.54%	1.19%	1.69%
Fee Waiver and Expense Limitation[2]	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.35%	2.10%	2.10%	0.95%	1.45%	1.10%	1.60%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed (i) effective July 1, 2011, to waive a portion of its management fees in order to achieve an effective net management fee rate of 0.90% as an annual percentage rate of the average daily net assets of the Fund; and (ii) to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least December 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

2 SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates management fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$682	$974	$1,287	$2,174

Class B Shares
— Assuming complete redemption at end of period	$715	$978	$1,368	$2,328
— Assuming no redemption	$215	$678	$1,168	$2,328

Class C Shares
— Assuming complete redemption at end of period	$315	$678	$1,168	$2,518
— Assuming no redemption	$215	$678	$1,168	$2,518

Institutional Shares	$99	$324	$567	$1,265

Service Shares	$150	$480	$833	$1,829

Class IR Shares	$114	$371	$648	$1,437

Class R Shares	$165	$526	$911	$1,992

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2010 was 57% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 90% of its total assets measured at the time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.
The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The Investment Adviser will also consider valuation of companies when determining whether to buy and/or sell securities. The Investment Adviser may decide to sell a position for various reasons. Some of these reasons may include when a company’s fundamental outlook deteriorates, valuation and price considerations, for risk management purposes, when a company is deemed to be misallocating capital or a company no longer fits within the Fund’s definition of a mid cap company. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Mid Cap and Small Cap Risk. Investments in mid-capitalization and small capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

3 SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
PERFORMANCE
The bar chart below and table at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional or Service shareholders and 800-526-7384 for all other shareholders.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.
AVERAGE ANNUAL TOTAL RETURNS

For the period ended				Since
December 31, 2009	1 Year	5 Years	10 Years	Inception

Class A (Inception 5/24/99)
Returns Before Taxes	48.93%	3.33%	5.68%	9.74%
Returns After Taxes on Distributions	48.93%	2.24%	5.00%	9.01%
Returns After Taxes on Distributions and Sale of Fund Shares	31.81%	2.64%	4.79%	8.46%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	-0.52%	2.86%

Class B (Inception 5/24/99)
Returns Before Taxes	51.43%	3.30%	5.62%	9.77%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	-0.52%	2.86%

Class C (Inception 5/24/99)
Returns Before Taxes	55.39%	3.72%	5.50%	9.51%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	-0.52%	2.86%

Institutional Shares (Inception 5/24/99)
Returns Before Taxes	58.21%	4.91%	6.71%	10.76%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	-0.52%	2.86%

Service Shares (Inception 5/24/99)
Returns Before Taxes	57.40%	4.39%	6.17%	10.20%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	-0.52%	2.86%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	57.96%	N/A	N/A	-1.66%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	N/A	N/A	-9.23%

Class R Shares (Inception 11/30/07)
Returns	57.24%	N/A	N/A	-2.13%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	N/A	N/A	-9.23%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4 SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer-Fundamental Equity, Co-Chief Investment Officer — Growth Equity, has managed the Fund since 1999; David G. Shell, CFA, Managing Director, Co-Chief Investment Officer — Growth Equity, has managed the Fund since 1999; and Warren E. Fisher, CFA, Vice President, has managed the Fund since 2009.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR and Class R Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution website for more information.
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